Guggenheim Investments

Variable Insurance Funds

Summary Prospectus

AUGUST 21, 2012

GIUIX	Series P (High Yield Series)

Before you invest, you may wish to review the Series’ prospectus, which contains more information about the Series and its risks. You can find the Series’ prospectus, statement of additional information (SAI), annual report and other information about the Series online at www.rydex-sgi.com/service/variable_fund_reports.html. You can also get this information at no cost by calling 1-800-820-0888 or by sending an e-mail to: sservices@sg-investors.com.

The Series’ prospectus and SAI, each dated May 1, 2012, as supplemented on August 21, 2012, and the Series’ most recent shareholder report are all incorporated by reference into this Summary Prospectus.

Series P (High Yield Series)

INVESTMENT OBJECTIVE

Series P seeks high current income. Capital appreciation is a secondary objective.

FEES AND EXPENSES OF THE SERIES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Series. The table below does not take into account any of the expenses associated with an investment in variable insurance products offered by participating insurance companies. The Series is available only through the purchase of such products. If such fees and expenses were reflected, the overall expenses would be higher.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
ANNUAL OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.93%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. It does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The Example assumes that you invest $10,000 in the Series for the time periods indicated and reflects expenses whether or not you redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$95	$296	$515	$1,143

PORTFOLIO TURNOVER

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction. These costs, which are not reflected in annual operating expenses or in the example, affect the Series’ performance. During the most recent fiscal year, the Series’ portfolio turnover rate was 64% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Series P pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality (also known as “junk bonds”). These debt securities may include, without limitation, corporate bonds and notes and convertible securities, and up to 25% of its assets in senior secured floating rate corporate loans (“syndicated bank loans”). The Series also may invest in a variety of investment vehicles that seek to track the performance of a specific index, including exchange traded funds (“ETFs”) and other mutual funds. The Series may invest up to 10% of its net assets in securities that are in default at the time of purchase. The debt securities in which the Series invests will primarily be domestic securities, but may also include dollar denominated foreign securities. The Series may not invest more than 25% of its assets in foreign securities. The Series’ dollar-weighted average maturity is generally expected to be between 3 and 15 years.

The Series may purchase and sell options and futures contracts. These instruments may be used to hedge the Series’ portfolio, to enhance income (i.e., speculative purposes) or as a substitute for purchasing or selling securities. The Series may also invest in restricted securities, which includes Rule 144A securities that are eligible for resale to qualified institutional buyers. In addition, the Series may invest in other types of debt securities and credit derivative instruments, enter into interest rate, total return, credit default and index swaps and related cap, floor and collar transactions, purchase and sell securities on a when issued, forward

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commitment or delayed delivery basis, invest in credit derivative instruments, for purposes of enhancing income, hedging risks posed by other portfolio holdings, or as a substitute for investing, purchasing or selling securities. The Series may also engage in borrowing.

The Investment Manager uses a “bottom-up” approach in selecting high yield securities. The Investment Manager emphasizes rigorous credit analysis and relative value in selecting securities. The Investment Manager’s credit analysis includes looking at factors such as an issuer’s debt service coverage (i.e., its ability to make interest payments on its debt), the issuer’s cash flow, general economic factors and market conditions, and global market conditions.

To determine the relative value of a security, the Investment Manager compares the security’s credit risk and yield to the credit risk and yield of other securities. The Investment Manager looks for securities that appear to be inexpensive relative to other comparable securities and securities that have the potential for an upgrade of their credit rating. A rating upgrade typically would increase the value of the security. In assessing the value of a security, the Investment Manager focuses on an issuer’s management experience, position in its market, and capital structure. The Investment Manager seeks to diversify the Series’ holdings among securities and asset classes.

The Investment Manager may determine to sell a security (1) if it can purchase a security with a better relative value; (2) if a security’s credit rating has been changed; or (3) to meet redemption requests, among other reasons.

Under adverse or unstable market conditions, the Series could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities, or repurchase agreements. Although the Series would do this only in seeking to avoid losses, the Series may be unable to pursue its investment objective during that time and it could reduce the benefit from any upswing in the market.

PRINCIPAL RISKS

The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Series are listed below.

Convertible Securities Risk – Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Credit Derivative Transactions Risk – Credit derivative instruments may involve special risks because they are difficult to value and typically are highly susceptible credit risk and may be difficult to sell. In addition, credit default swap transactions may involve greater risks than if a Series had invested in the reference obligation directly. This is because, among other reasons, if the Series is a buyer of credit default swaps and no event of default occurs, the Series will have made a series of periodic payments and recovered nothing of monetary value.

Credit Risk – The Series could lose money if the issuer of a bond or a counterparty to a derivatives transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility and liquidity of the bond.

Derivatives Risk – Derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including the risk that the Series will be unable to sell, unwind or value the derivative because of an illiquid market, the risk that the derivative is not well correlated with underlying investments or the Series’ other portfolio holdings, and the risk that the counterparty is unwilling or unable to meet its obligation. The use of derivatives by the Series to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. Furthermore, if the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could result in a loss, which in some cases may be unlimited.

Equity Securities Risk – Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company’s financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. The Series may lose a substantial part, or even all, of its investment in a company’s stock. Growth stocks may be more volatile than value stocks.

Foreign Securities Risk – Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

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High Yield Securities Risk – Higher yielding, below investment grade and other high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk – Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Series’ securities and share price to decline. Fixed income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk – Investing in other investment vehicles, including ETFs and other funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Syndicated Bank Loans Risk – Investments in syndicated bank loans involve special types of risks, including credit risk, interest rate risk, liquidity risk and prepayment risk. Syndicated bank loans may not be sufficiently collateralized or the collateral may be difficult to liquidate. As a result, syndicated bank loans may decline in value. Syndicated bank loans generally offer a floating interest rate. Syndicated bank loans may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Leverage Risk – The Series’ use of leverage, through borrowings or instruments such as derivatives, may cause the Series to be more volatile than if it had not been leveraged. Leverage can arise through the use of derivatives and borrowings.

Liquidity Risk – Investments are subject to liquidity risk when they are difficult to purchase or sell.

Management Risk – The Series is actively managed. There is no guarantee that the investment strategies will be successful.

Options and Futures Risk – Options and futures may reduce returns or increase volatility. They also may entail transactional expenses.

Prepayment Risk – Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for loss when interest rates rise.

Regulatory and Legal Risk – U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Series, the strategies used by the Series or the level of regulation applying to the Series (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Series.

Restricted Securities Risk – Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Series.

Special Situations/Securities in Default Risk – Investments in the securities and debt of distressed issuers or issuers in default involves far greater risk than investing in issuers whose debt obligations are being met and whose debt trade at or close to its “par” or full value because the investments are highly speculative with respect to the issuer’s ability to make interest payments and/or to pay its principal obligations in full.

When Issued, Forward Commitment and Delayed-Delivery Transactions Risk – When-issued securities, forward-commitment and delayed-delivery transactions involve a commitment to purchase or sell securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated.

PERFORMANCE INFORMATION

The following chart and table provide some indication of the risks of investing in the Series by showing changes in the Series’ share performance from year to year and by showing how the Series’ average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As with all mutual funds, past performance is not necessarily an indication of how the Series will perform in the future.

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The performance figures do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased, and, if such fees and expenses were reflected, the performance figures would be lower. Shares of the Series are available only through the purchase of such products.

Highest Quarter Return 2Q 2009 32.77%	Lowest Quarter Return 4Q 2008 -20.44%

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2011)

	1 Year	5 Years	10 Years
Series P	-0.04%	7.34%	8.41%
Barclays Capital U.S. High Yield Index (reflects no deductions for fees, expenses, or taxes)	4.98%	7.54%	8.85%

MANAGEMENT OF THE SERIES

INVESTMENT MANAGER

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Series.

PORTFOLIO MANAGER

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B. Scott Minerd, Jeffrey B. Abrams and Kevin H. Gundersen are primarily responsible for the day-to-day management of the Series. Each holds the title of Portfolio Manager with the Investment Manager. They have managed the Series since August 2012.

PURCHASE AND SALE OF SERIES’ SHARES

Shares of the Series are purchased primarily by insurance companies for their separate accounts to fund variable life insurance and variable annuity contracts. Investors do not deal directly with the Series to purchase and redeem shares. Please refer to the prospectus for the variable annuity or variable life insurance contract for information on the allocation of premiums and transfers of accumulated value.

TAX INFORMATION

Shares of the Series are owned by the insurance companies offering the variable annuity or variable life insurance contract. Please see the prospectus for the variable annuity or variable life insurance contract for information regarding the federal income tax treatment of the insurance contract.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Series through a broker/dealer, financial representative or other financial intermediary (such as a bank), the Series and its related companies may pay the financial intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend a variable annuity or variable life insurance contract and the Series over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

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